UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5723

Merrill Lynch Developing Capital Markets Fund, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Developing Capital Markets Fund, Inc., 800 Scudders
Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Developing Capital Markets Fund, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Developing Capital Markets Fund, Inc.

Date: February 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Developing Capital Markets Fund, Inc.

Date: February 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke
       Chief Financial Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.

Date: February 24, 2003


<ITEM 1>

(BULL LOGO)
Merrill Lynch Investment Managers



Semi-Annual Report
December 31, 2002



Merrill Lynch
Developing
Capital Markets
Fund, Inc.



www.mlim.ml.com



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




Merrill Lynch Developing Capital Markets Fund, Inc.


Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 2002


                                Percent of
Country                         Net Assets

Venezuela                           0.0%
Brazil                              7.0
Hungary                             1.5
Czech Republic                      0.4
Poland                              0.9
Russia                              6.2
Turkey                              0.9
India                               5.0
Thailand                            6.0
China                               2.5
Hong Kong                           2.5
South Korea                        24.7
Mexico                              8.3
Chile                               0.6
Peru                                0.9
South Africa                       12.7
Israel                              2.3
Malaysia                            3.0
Indonesia                           1.8
Vietnam                             0.2
Taiwan                             11.0


*Total may not equal 100%.




Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


DEAR SHAREHOLDER


For the six-month period ended December 31, 2002, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -10.84%, -11.38%, -11.33% and -10.89%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) This compares to the -7.90% return of the unmanaged Morgan Stanley Capital International Emerging Markets Free Index for the same six-month period.

The six months ended December 31, 2002 proved to be a very mixed period for emerging markets. The early stages of the period were dominated by fear as the emerging markets suffered through another difficult quarter for global equities. Defensive markets, sectors and stocks generally outperformed, Asian currencies were generally weaker and risk appetite continued to be hit by a combination of fears of a double-dip in the U.S. economy and extreme volatility in global equity markets. The markets started to rally in mid-October making significant comebacks helped by a reduction in U.S. corporate profit warnings and data suggesting a double-dip recession would be less likely. We remain optimistic about the long-term prospects for this asset class despite the volatile environment.

EMEA (Europe, Middle East and Africa) was the best-performing region throughout the six-month period ended December 31, 2002, supported by a strong performance in Central European markets as the path to European Union entry was cleared by a positive vote in the Irish referendum. As a result, the banking sector strengthened as interest rates converged with the lower European Union levels. Turkey also benefited from an improvement in the political environment after earlier concerns about the election of an Islamist government. Most of the gains were given back in December as the possible war in the Middle East affected confidence. South African equities benefited from a very strong rand, boosted by a gold price rally. The increase in interest rates particularly benefited the banking sector. This overshadowed initial concerns over the potential redistribution of ownership of mining assets. The domestic economy in Israel remained weak because of the information technology sector and civil unrest. Despite strong oil prices, Russia had a disappointing end to the year as the reforms slowed ahead of elections due at the end of 2003.

Returns within Latin America were mixed, but as a region it ended down largely because of Brazil and Mexico. Brazilian equities and currency started the six-month period ended December 31, 2002 with extreme weakness in the run up to the elections. However, as confidence in President Lula improved, Brazil became the star performer in the latter half of the period as political concerns receded after the election. The Mexican market fluctuated in tune with sentiment toward the U.S. economy and market. The peso was also weak.

Asian markets were very mixed, but most closed a difficult year with a rally in the fourth quarter. However, renewed fears about the health of the U.S. economy, building tensions in the Middle East and related oil price strength, and unnerving activity in North Korea conspired to push markets down over the last weeks of the year--in particular that of South Korea. After a healthy recovery in domestic demand earlier in the year, Korean financial stocks were hit by concerns about the level of credit card debt earlier in the period. In October, the Indonesian index collapsed after a bomb killed many tourists. Taiwan was battered by renewed doubts about the prospects for a recovery in demand for technology and by concerns over a stagnant domestic economy. Mainland China benefited from a robust economy, with 8% growth for 2002; however, corporate governance, new equity supply and negative regulatory issues deterred investors. India proved to be the Asian success story as concerns about a poor monsoon season were eased as domestic consumption and infrastructure spending supported strong economic growth.


Portfolio Strategy
During the six-month period ended December 31, 2002, the Fund remained positioned toward those stocks, sectors and countries that we believed were likely to benefit from an eventual global recovery. We continued to be overweighted in Asia, particularly Thailand and South Korea, reflecting our optimism in the long-term outlook for global recovery and conviction over Thailand's strong domestic economy. We have steadily increased our position in South Africa as we gain confidence in the domestic economy, although we are wary of the strength of the currency. We increased positions in Brazil once we were comfortable with the outcome to the political process, and after significant market falls made valuations more compelling. However, we have kept to those issues that we believe are of high quality with sound balance sheets.


In Conclusion
Emerging market equities were strong relative performers in 2002, declining significantly less than developed world equities. There is no change to our view that these markets offer strong absolute and relative upside. Not only are valuations attractive, but also the return on equity appears better than that available in developed markets while corporate governance and capital management are improving. When risk premium eventually declines, and with it the cost of capital, this should be reflected in rising share prices.

We are very comfortable that the medium- to long-term prospects for this asset class are attractive. Economic fundamentals are sound, liquidity is strong and valuations are close to the lows of the past 18 months. These markets are likely to benefit as the global economy recovers. In the very short term, however, the outlook is more uncertain. This asset class has continued to outperform thus far in the face of headwinds from global equity markets, but with risk premiums at very high levels this may be difficult to sustain in the next few months. We believe that the risk/return equation for investing in emerging markets equities is currently at highly attractive levels. We are finding fundamental value at a stock level in most markets, although our preference is for those markets and sectors that will benefit from an eventual global recovery.

We thank your for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Josephine Ragni)
Josephine Ragni
Portfolio Manager



(Nicholas Moakes)
Nicholas Moakes
Portfolio Manager



January 30, 2003




Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/02                    -9.97%        -14.70%
Five Years Ended 12/31/02                  -6.27         - 7.27
Ten Years Ended 12/31/02                   +1.05         + 0.50

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 12/31/02                   -10.93%        -14.49%
Five Years Ended 12/31/02                 - 7.27         - 7.64
Inception (7/01/94) to 12/31/02           - 4.22         - 4.22

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 12/31/02                   -10.96%        -11.85%
Five Years Ended 12/31/02                 - 7.27         - 7.27
Inception (10/21/94) to 12/31/02          - 5.98         - 5.98

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/02                   -10.19%        -14.90%
Five Years Ended 12/31/02                 - 6.50         - 7.51
Inception (10/21/94) to 12/31/02          - 5.22         - 5.84

*Maximum sales charge is 5.25%.
*Assuming maximum sales charge.


Recent
Performance
Results*

                                                                                                       Ten-Year/
                                                                     6-Month          12-Month      Since Inception
As of December 31, 2002                                            Total Return     Total Return      Total Return
ML Developing Capital Markets Fund Class A Shares                     -10.84%          - 9.97%           +10.97%
ML Developing Capital Markets Fund Class B Shares                     -11.38           -10.93            -30.68
ML Developing Capital Markets Fund Class C Shares                     -11.33           -10.96            -39.68
ML Developing Capital Markets Fund Class D Shares                     -10.89           -10.19            -35.54
Morgan Stanley Capital International Emerging Markets Free Index**    - 7.90           - 6.00     +13.93/-31.57/-38.70

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class A
Shares, from 7/01/94 for Class B Shares and from 10/21/94 for Class
C & Class D Shares.
**This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The ten-year/since inception total returns are for ten years, from 7/31/94 and from 10/31/94, respectively.



PORTFOLIO INFORMATION


Ten Largest Equity Holdings                Percent of
As of December 31, 2002                    Net Assets

Samsung Electronics                            7.7%
Anglo American PLC                             4.0
Kookmin Bank                                   3.6
Telefonos de Mexico SA (ADR)                   2.5
LUKoil Holding (ADR)                           2.0
Petroleo Brasileiro SA (ADR)                   1.9
China Mobile (Hong Kong) Limited               1.9
The Siam Cement Public Company Limited         1.7
Gold Fields Limited                            1.7
Sasol Limited                                  1.6




Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                      (in U.S. dollars)

                            Shares                                                                               Percent of
AFRICA       Industry*       Held                            Investments                                 Value   Net Assets
South        Banks            126,651   ABSA Group Limited                                           $     466,426     0.8%
Africa                        252,120   FirstRand Limited                                                  216,258      0.3
                               15,904   Nedcor Limited                                                     205,924      0.3
                              318,521   Sanlam Limited                                                     282,123      0.5
                               98,096   Standard Bank Investment Corporation Limited                       344,688      0.6
                                                                                                     -------------   ------
                                                                                                         1,515,419      2.5

             Insurance        491,474   Old Mutual PLC                                                     690,200      1.1

             Metals &         163,319   Anglo American PLC                                               2,407,768      4.0
             Mining             9,311   Anglo American Platinum Corporation Limited                        342,903      0.6
                               12,671   AngloGold Limited (ADR)(a)                                         434,108      0.7
                               73,400   Gold Fields Limited                                              1,025,658      1.7
                                5,048   Impala Platinum Holdings Limited                                   320,629      0.5
                                                                                                     -------------   ------
                                                                                                         4,531,066      7.5

             Oil & Gas         82,193   Sasol Limited                                                    1,005,800      1.6

                                        Total Investments in Africa (Cost--$7,250,857)                   7,742,485     12.7


EUROPE

Czech        Banks              6,300   Komercni Banka AS (GDR)(b)                                         143,640      0.2
Republic
             Diversified       17,000   ++Cesky Telecom A.S. (GDR)(b)                                      134,300      0.2
             Telecommunication
             Services

             Electric          35,900   CEZ                                                                108,849      0.2
             Utilities

                                        Total Investments in the Czech Republic                            386,789      0.6


Hungary      Banks             13,290   OTP Bank (GDR)(b)                                                  257,162      0.4

             Diversified       13,250   Magyar Tavkozlesi Rt (ADR)(a)                                      235,850      0.4
             Telecommunication
             Services

             Pharmaceuticals    6,609   Gedeon Richter (GDR)(b)                                            426,281      0.7

                                        Total Investments in Hungary                                       919,293      1.5


Poland       Banks             15,340   Bank Pekao SA (Registered S) (GDR)(b)                              378,047      0.6

             Diversified       52,200   ++Telekomunikacja Polska SA (GDR)(b)                               169,650      0.3
             Telecommunication
             Services

                                        Total Investments in Poland                                        547,697      0.9


Russia       Food Products        770   ++Wimm-Bill-Dann Foods OJSC (ADR)(a)                                13,822      0.0

             Oil & Gas         19,941   LUKoil Holding (ADR)(a)                                          1,225,191      2.0
                               62,000   OAO Gazprom (ADR)(a)                                               725,400      1.2
                               58,958   Surgutneftegaz (ADR)(a)                                            936,548      1.5
                                6,266   YUKOS (ADR)(a)                                                     883,064      1.5
                                                                                                     -------------   ------
                                                                                                         3,770,203      6.2

                                        Total Investments in Russia                                      3,784,025      6.2


                                        Total Investments in Europe (Cost--$5,214,922)                   5,637,804      9.2


LATIN AMERICA

Brazil       Aerospace &       17,012   Embraer-Empresa Brasileira de Aeronautica SA (ADR)(a)              270,491      0.4
             Defense

             Beverages         17,487   Companhia de Bebidas das Americas (Preferred)(ADR)(a)              272,098      0.5

             Diversified        9,466   Brasil Telecom Participacoes SA (ADR)(a)                           239,017      0.4
             Telecommuni-      23,820   Tele Norte Leste Participacoes SA (ADR)(a)                         175,077      0.3
             cation        20,000,000   Telemar Norte Leste SA 'A' (Non-Convertible Preferred)             254,237      0.4
             Services                                                                                -------------   ------
                                                                                                           668,331      1.1

             Food & Drug       14,667   Companhia Brasileira de Distribuicao Grupo
             Retailing                  Pao de Acucar (ADR)(a)                                             224,405      0.4

             Metals &          14,300   Companhia Siderurgica Nacional (ADR)(a)                            205,062      0.3
             Mining            34,640   Companhia Vale do Rio Doce (ADR)(a)                                952,600      1.6
                                                                                                     -------------   ------
                                                                                                         1,157,662      1.9

             Oil & Gas         88,263   Petroleo Brasileiro SA (ADR)(a)                                  1,156,881      1.9

             Paper &           12,076   Aracruz Celulose SA (ADR)(a)                                       224,131      0.4
             Forest            12,600   Votorantim Celulose e Papel SA (ADR)(a)                            207,144      0.3
             Products                                                                                -------------   ------
                                                                                                           431,275      0.7

             Wireless      10,809,025   Tele Centro Sul Participacoes SA                                    42,137      0.1
             Telecommunication
             Services

                                        Total Investments in Brazil                                      4,223,280      7.0


Chile        Banks             10,100   Banco Santander Chile SA (ADR)(a)                                  188,163      0.3

             Diversified       18,920   Compania de Telecomunicaciones de Chile SA (ADR)(a)                181,443      0.3
             Telecommunication
             Services

                                        Total Investments in Chile                                         369,606      0.6


Mexico       Banks            495,360   ++Grupo Financiero BBVA Bancomer, SA de CV                         374,455      0.6

             Beverages          6,884   Fomento Economico Mexicano, SA de CV (ADR)(a)                      250,715      0.4
                              146,837   Grupo Modelo, SA de CV 'C'                                         357,691      0.6
                                                                                                     -------------   ------
                                                                                                           608,406      1.0

             Construction      22,375   Cemex SA de CV (ADR)(a)                                            481,286      0.8
             Materials

             Diversified       46,449   Telefonos de Mexico SA (ADR)(a)                                  1,485,439      2.5
             Telecommunication
             Services

             Industrial       178,400   Alfa, SA 'A'                                                       285,229      0.5
             Conglomerates

             Media             15,239   ++Grupo Televisa SA (ADR)(a)                                       425,625      0.7

             Multiline          3,929   Wal-Mart de Mexico SA de CV 'C'                                      7,573      0.0
             Retail           163,298   Wal-Mart de Mexico SA de CV 'V'                                    371,416      0.6
                                                                                                     -------------   ------
                                                                                                           378,989      0.6



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                          (in U.S. dollars)

LATIN
AMERICA                     Shares                                                                               Percent of
(concluded)  Industry*       Held                            Investments                                 Value   Net Assets
Mexico       Wireless          67,754   America Movil SA de CV 'L' (ADR)(a)                          $     972,947     1.6%
(concluded)  Telecommunication
             Services

                                        Total Investments in Mexico                                      5,012,376      8.3


Peru         Metals &          21,821   Compania de Minas Buenaventura SA (ADR)(a)                         575,856      0.9
             Mining

                                        Total Investments in Peru                                          575,856      0.9


Venezuela    Diversified          400   Compania Anonima Nacional Telefonos de Venezuela (CANTV)
             Telecommunication          (ADR)(a)                                                             5,040      0.0
             Services

                                        Total Investments in Venezuela                                       5,040      0.0


                                        Total Investments in Latin America (Cost--$11,563,204)          10,186,158     16.8


MIDDLE EAST

Israel       Banks            120,700   ++Bank Hapoalim                                                    172,537      0.3

             Diversified      115,750   Bezeq Israeli Telecommunication Corporation Ltd.                   112,606      0.2
             Telecommunication
             Services

             IT Consulting     23,932   ++Check Point Software Technologies Ltd.                           309,680      0.5
             & Services

             Industrial           231   ++Koor Industries Ltd.                                               2,363      0.0
             Conglomerates

             Pharmaceu-        21,308   Teva Pharmaceutical Industries Ltd. (ADR)(a)                       822,276      1.3
             ticals

                                        Total Investments in Israel                                      1,419,462      2.3


Turkey       Banks         49,204,000   ++Turkiye Is Bankasi (Isbank) 'C'                                  128,938      0.2

             Diversified   54,757,896   ++Haci Omer Sabanci Holdings AS                                    143,492      0.3
             Financials    24,553,000   ++Koc Holding AS                                                   255,144      0.4
                                                                                                     -------------   ------
                                                                                                           398,636      0.7

                                        Total Investments in Turkey                                        527,574      0.9


                                        Total Investments in the Middle East (Cost--$2,485,828)          1,947,036      3.2


PACIFIC
BASIN/ASIA

China        Automobiles    2,594,100   Brilliance China Automotive Holdings Limited                       472,356      0.8

             Computers &      213,000   Legend Holdings Limited                                             70,332      0.1
             Peripherals

             Diversified      206,000   China Resources Enterprise Limited                                 182,268      0.3
             Financials

             Electric         968,000   Beijing Datang Power Generation Company Limited 'H'                313,423      0.5
             Utilities        675,537   Huaneng Power International, Inc. 'H'                              541,407      0.9
                                                                                                     -------------   ------
                                                                                                           854,830      1.4

             Wireless         478,000   ++China Mobile (Hong Kong) Limited                               1,140,080      1.9
             Telecommunication
             Services

                                        Total Investments in China                                       2,719,866      4.5


Hong Kong    Food Products    476,000   Tingyi (Cayman Islands) Holding Corporation                        123,602      0.2

             Specialty        520,000   Giordano International Limited                                     203,375      0.3
             Retail

                                        Total Investments in Hong Kong                                     326,977      0.5


India        Automobiles       60,280   Hero Honda Motors Ltd.                                             341,189      0.6

             Banks             76,850   State Bank of India                                                453,006      0.8

             Chemicals            110   ++Reliance Industries Ltd. (Compulsory Demat Shares)                   683      0.0

             Diversified           25   ICICI Bank Limited                                                      73      0.0
             Financials

             Electrical           432   BSES Ltd.                                                            2,000      0.0
             Equipment

             IT Consulting     10,011   Infosys Technologies Limited                                       996,121      1.6
             & Services

             Oil & Gas         82,700   Bharat Petroleum Corporation Ltd.                                  373,832      0.6

             Pharmaceu-        45,000   Dr. Reddy's Laboratories Limited                                   842,894      1.4
             ticals

                                        Total Investments in India                                       3,009,798      5.0


Indonesia    Diversified    2,065,500   PT Telekomunikasi Indonesia                                        888,511      1.5
             Telecommunication
             Services

             Food           2,899,100   PT Indofood Sukses Makmur Tbk                                      194,353      0.3
             Products

                                        Total Investments in Indonesia                                   1,082,864      1.8


Malaysia     Automobiles      162,800   Perusahaan Otomobil Nasional Berhad                                377,011      0.6

             Banks            345,375   Public Bank Berhad 'Foreign'                                       236,309      0.4

             Construction     250,000   Gamuda Berhad                                                      361,842      0.6
             & Engineering    248,100   IJM Corporation Berhad                                             332,976      0.6
                                                                                                     -------------   ------
                                                                                                           694,818      1.2

             Hotels,          109,300   Resorts World Berhad                                               268,936      0.4
             Restaurants &
             Leisure

             Industrial       187,900   Sime Darby Berhad                                                  245,259      0.4
             Conglomerates

                                        Total Investments in Malaysia                                    1,822,333      3.0


South Korea  Airlines          18,830   ++Korean Air Co., Ltd.                                             180,989      0.3

             Automobiles       32,918   ++Hyundai Motor Company Ltd.                                       770,182      1.3
                               42,460   ++Kia Motors Corporation                                           315,036      0.5
                                                                                                     -------------   ------
                                                                                                         1,085,218      1.8

             Banks             62,201   ++Kookmin Bank                                                   2,202,641      3.6
                               88,460   ++Koram Bank                                                       551,919      0.9
                                                                                                     -------------   ------
                                                                                                         2,754,560      4.5

             Chemicals         13,100   ++LG Chem, Ltd.                                                    448,430      0.7

             Diversified       22,800   ++Samsung Securities Company Ltd.                                  550,753      0.9
             Financials



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                          (in U.S. dollars)

PACIFIC
BASIN/ASIA                  Shares                                                                               Percent of
(concluded)  Industry*       Held                            Investments                                 Value   Net Assets
South Korea  Diversified       12,260   ++KT Corporation                                             $     524,077     0.9%
(concluded)  Telecommunication
             Services

             Electric          34,460   ++Korea Electric Power Corporation                                 530,243      0.9
             Utilities

             Electrical         7,880   ++Samsung Electro Mechanics Co., Ltd.                              289,010      0.5
             Equipment

             Electronic         4,330   Samsung Display Devices Co., Ltd.                                  250,078      0.4
             Equipment &
             Instruments


             Food Products      6,510   ++Tong Yang Confectionery Corporation                              318,351      0.5

             Metals & Mining    6,620   POSCO                                                              658,623      1.1

             Multiline Retail   2,120   ++Shinsegae Co., Ltd.                                              267,223      0.4

             Oil & Gas         45,450   ++SK Corporation                                                   501,998      0.8

             Semiconductor     17,751   Samsung Electronics                                              4,699,476      7.7
             Equipment &
             Products

             Textiles,         50,170   ++Cheil Industries Inc.                                            657,766      1.1
             Apparel &
             Luxury Goods

             Wireless          10,120   ++KT Freetel                                                       240,617      0.4
             Telecommunication  3,980   ++SK Telecom Co., Ltd.                                             768,450      1.3
             Services          13,556   SK Telecom Co. Ltd. (ADR)(a)                                       289,421      0.5
                                                                                                     -------------   ------
                                                                                                         1,298,488      2.2

                                        Total Investments in South Korea                                15,015,283     24.7


Taiwan       Banks          1,212,431   ++SinoPac Holdings Company                                         507,359      0.8
                              937,000   ++Taishin Financial Holdings Co., Ltd.                             479,684      0.8
                                                                                                     -------------   ------
                                                                                                           987,043      1.6

             Chemicals        343,000   Formosa Plastic Corporation                                        449,836      0.8
                              580,588   Nan Ya Plastic Corporation                                         500,939      0.8
                                                                                                     -------------   ------
                                                                                                           950,775      1.6

             Communications   245,000   ++Accton Technology Corporation                                    250,144      0.4
             Equipment

             Computers &       93,000   Ambit Microsystems Corp.                                           302,243      0.5
             Peripherals      171,400   Benq Corporation                                                   191,759      0.3
                              280,221   Compal Electronics Inc.                                            290,134      0.5
                              181,100   Quanta Computer Inc.                                               296,885      0.5
                                                                                                     -------------   ------
                                                                                                         1,081,021      1.8

             Diversified      557,005   Fubon Financial Holding Co., Ltd.                                  442,143      0.7
             Financials

             Electronic        51,555   Hon Hai Precision Industry                                         177,929      0.3
             Equipment &
             Instruments

             Insurance         25,825   Cathay Financial Holding Co., Ltd.                                  27,407      0.0

             Metals &         705,792   China Steel Corporation                                            393,798      0.7
             Mining

             Semiconductor    709,000   ++Advanced Semiconductor Engineering Inc.                          415,979      0.7
             Equipment &        8,000   MediaTek Incorporation                                              65,574      0.1
             Products         738,000   ++Siliconware Precision Industries Company                         358,706      0.6
                              778,212   ++Taiwan Semiconductor Manufacturing Company                       953,461      1.6
                              932,252   ++United Microelectronics Corporation, Ltd.                        565,732      0.9
                                                                                                     -------------   ------
                                                                                                         2,359,452      3.9

                                        Total Investments in Taiwan                                      6,669,712     11.0


Thailand     Banks            525,000   ++Bangkok Bank Public Company Limited 'Foreign'                    730,858      1.2
                              849,620   ++Thai Farmers Bank Public Company Limited 'Foreign'               591,383      1.0
                                                                                                     -------------   ------
                                                                                                         1,322,241      2.2

             Construction      36,900   The Siam Cement Public Company Limited                           1,070,186      1.7
             Materials

             Oil & Gas        545,100   PTT Public Company Limited                                         534,350      0.9

             Wireless         872,300   Advanced Info Service Public Company Limited
             Telecommunication          (Foreign Registered)                                               723,544      1.2
             Services

                                        Total Investments in Thailand                                    3,650,321      6.0


                                        Total Investments in the Pacific Basin/Asia
                                        (Cost--$36,080,375)                                             34,297,154     56.5



                         Partnership
                           Interest                     Short-Term Securities
                            1,183,532   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)      1,183,532      2.0

                                        Total Investments in Short-Term Securities (Cost--$1,183,532)    1,183,532      2.0


             Total Investments (Cost--$63,778,718)                                                      60,994,169    100.4
             Liabilities in Excess of Other Assets                                                       (260,799)    (0.4)
                                                                                                     -------------   ------
             Net Assets                                                                              $  60,733,370   100.0%
                                                                                                     =============   ======

++Non-income producing security.
*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                             Net           Net       Interest
Affiliate                  Activity        Cost       Income

Merrill Lynch             1,183,532     $1,183,532    $1,722
Liquidity Series, LLC
Cash Sweep Series I

See Notes to Consolidated Financial Statements.




Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                    As of December 31, 2002
Assets:             Investments, at value (identified cost--$63,778,718)                                     $   60,994,169
                    Foreign cash (cost--$138,889)                                                                   139,063
                    Receivables:
                       Dividends                                                           $       82,730
                       Securities sold                                                             13,824
                       Capital shares sold                                                          9,212
                       Interest                                                                     1,217           106,983
                                                                                           --------------
                    Prepaid expenses                                                                                 32,051
                                                                                                             --------------
                    Total assets                                                                                 61,272,266
                                                                                                             --------------

Liabilities:        Payables:
                       Capital shares redeemed                                                    342,300
                       Investment adviser                                                          54,983
                       Distributor                                                                 22,072
                       Securities purchased                                                        12,711           432,066
                                                                                           --------------
                    Accrued expenses                                                                                106,830
                                                                                                             --------------
                    Total liabilities                                                                               538,896
                                                                                                             --------------

Net Assets:         Net assets                                                                               $   60,733,370
                                                                                                             ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $      301,026
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                               195,482
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                                55,977
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                               124,528
                    Paid-in capital in excess of par                                                            318,548,850
                    Accumulated investment loss--net                                       $  (1,074,962)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                              (254,630,314)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                         (2,787,217)
                                                                                           --------------
                    Total accumulated losses--net                                                             (258,492,493)
                                                                                                             --------------
                    Net assets                                                                               $   60,733,370
                                                                                                             ==============

Net Asset           Class A--Based on net assets of $27,712,643 and 3,010,261
Value:                       shares outstanding                                                              $         9.21
                                                                                                             ==============
                    Class B--Based on net assets of $16,898,450 and 1,954,823
                             shares outstanding                                                              $         8.64
                                                                                                             ==============
                    Class C--Based on net assets of $4,818,943 and 559,766
                             shares outstanding                                                              $         8.61
                                                                                                             ==============
                    Class D--Based on net assets of $11,303,334 and 1,245,281
                             shares outstanding                                                              $         9.08
                                                                                                             ==============

See Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENT OF OPERATIONS

                    For the Six Months Ended December 31, 2002
Investment Income:  Dividends (net of $104,301 foreign withholding tax)                                      $      393,458
                    Interest                                                                                         10,199
                                                                                                             --------------
                    Total income                                                                                    403,657
                                                                                                             --------------

Expenses:           Investment advisory fees                                               $      334,864
                    Custodian fees                                                                105,961
                    Account maintenance and distribution fees--Class B                            102,395
                    Transfer agent fees--Class A                                                   64,728
                    Transfer agent fees--Class B                                                   51,641
                    Professional fees                                                              49,616
                    Accounting services                                                            41,308
                    Printing and shareholder reports                                               29,372
                    Directors' fees and expenses                                                   27,423
                    Registration fees                                                              26,000
                    Account maintenance and distribution fees--Class C                             25,362
                    Transfer agent fees--Class D                                                   23,716
                    Account maintenance fees--Class D                                              13,876
                    Transfer agent fees--Class C                                                   13,088
                    Pricing fees                                                                    1,096
                    Other                                                                           5,500
                                                                                           --------------
                    Total expenses                                                                                  915,946
                                                                                                             --------------
                    Investment loss--net                                                                          (512,289)
                                                                                                             --------------

Realized &          Realized gain (loss) from:
Unrealized Gain        Investments--net (net of $2,463 withholding tax
(Loss) on              on foreign capital gains)                                              (2,602,063)
Investments &          Foreign currency transactions--net                                         565,216       (2,036,847)
Foreign Currency                                                                           --------------
Transactions--Net:  Change in unrealized appreciation/depreciation on:
                       Investments--net                                                       (5,804,131)
                       Foreign currency transactions--net                                             893       (5,803,238)
                                                                                           --------------    --------------
                    Total realized and unrealized loss on investments and
                    foreign currency transactions--net                                                          (7,840,085)
                                                                                                             --------------
                    Net Decrease in Net Assets Resulting from Operations                                     $  (8,352,374)
                                                                                                             ==============

See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                             December 31,        June 30,
                    Increase (Decrease) in Net Assets:                                           2002              2002
Operations:         Investment loss--net                                                   $    (512,289)    $    (726,112)
                    Realized loss on investments and foreign currency transactions--net       (2,036,847)      (15,095,835)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    (5,803,238)        12,836,948
                                                                                           --------------    --------------
                    Net decrease in net assets resulting from operations                      (8,352,374)       (2,984,999)
                                                                                           --------------    --------------

Capital Share       Net decrease in net assets derived from capital share transactions        (8,920,690)      (17,086,246)
Transactions:                                                                              --------------    --------------

Net Assets:         Total decreasein net assets                                              (17,273,064)      (20,071,245)
                    Beginning of period                                                        78,006,434        98,077,679
                                                                                           --------------    --------------
                    End of period*                                                         $   60,733,370    $   78,006,434
                                                                                           ==============    ==============

                    *Accumulated investment loss--net                                      $  (1,074,962)    $    (562,673)
                                                                                           ==============    ==============

See Notes to Consolidated Financial Statements.



CONSOLIDATED FINANCIAL HIGHLIGHTS
                                                                                      Class A
The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $   10.33    $   10.46    $   13.78    $   11.88    $   10.44
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income (loss)--net++                 (.05)        (.04)          .01          .01          .18
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.07)        (.09)       (3.33)         1.89         1.32
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.12)        (.13)       (3.32)         1.90         1.50
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions:
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total distributions                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    9.21    $   10.33    $   10.46    $   13.78    $   11.88
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share        (10.84%)+++      (1.24%)     (24.09%)       15.99%       14.60%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses                                       2.28%*        2.18%        1.65%        1.84%        1.97%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment income (loss)--net                (1.08%)*       (.37%)         .09%         .10%        1.94%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  27,713    $  34,894    $  40,412    $  76,572    $  83,115
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             42.50%      114.72%       41.01%       51.68%       84.92%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                      Class B
The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    9.75    $    9.98    $   13.29    $   11.57    $   10.28
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income (loss)--net++                 (.10)        (.14)        (.11)        (.12)          .08
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.01)        (.09)       (3.20)         1.84         1.27
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.11)        (.23)       (3.31)         1.72         1.35
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions:
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total distributions                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    8.64    $    9.75    $    9.98    $   13.29    $   11.57
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share        (11.38%)+++      (2.30%)     (24.91%)       14.87%       13.37%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses                                       3.36%*        3.25%        2.72%        2.88%        3.04%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment income (loss)--net                (2.14%)*      (1.45%)      (1.00%)       (.97%)         .91%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  16,898    $  25,714    $  37,713    $  79,861    $  92,104
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             42.50%      114.72%       41.01%       51.68%       84.92%
                                                              =========    =========    =========    =========    =========



                                                                                      Class C
The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    9.71    $    9.94    $   13.24    $   11.53    $   10.24
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income (loss)--net++                 (.10)        (.14)        (.11)        (.12)          .08
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.00)        (.09)       (3.19)         1.83         1.27
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.10)        (.23)       (3.30)         1.71         1.35
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions:
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total distributions                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    8.61    $    9.71    $    9.94    $   13.24    $   11.53
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share        (11.33%)+++      (2.31%)     (24.92%)       14.83%       13.42%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses                                       3.37%*        3.26%        2.73%        2.89%        3.04%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment income (loss)--net                (2.17%)*      (1.46%)       (.99%)       (.96%)         .90%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $   4,819    $   5,938    $   8,065    $  16,442    $  17,768
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             42.50%      114.72%       41.01%       51.68%       84.92%
                                                              =========    =========    =========    =========    =========



                                                                                      Class D
The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $   10.19    $   10.35    $   13.68    $   11.81    $   10.41
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income (loss)--net++                 (.06)        (.06)        (.02)        (.02)          .16
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.05)        (.10)       (3.31)         1.89         1.30
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.11)        (.16)       (3.33)         1.87         1.46
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions:
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total distributions                                --           --           --           --        (.06)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    9.08    $   10.19    $   10.35    $   13.68    $   11.81
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share        (10.89%)+++      (1.55%)     (24.34%)       15.83%       14.26%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses                                       2.53%*        2.44%        1.90%        2.09%        2.20%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment income (loss)--net                (1.34%)*       (.61%)       (.16%)       (.15%)        1.74%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  11,303    $  11,460    $  11,888    $  27,475    $  19,648
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             42.50%      114.72%       41.01%       51.68%       84.92%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Consolidated Financial Statements.




Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Ltd. ("MLAM UK"), an affiliate of MLIM. For the six months ended December 31, 2002, no fees were paid to MLAM UK.




Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance         Distribution
                                 Fee                 Fee

Class B                          .25%                .75%
Class C                          .25%                .75%
Class D                          .25%                  --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                 FAMD          MLPF&S

Class A                           $38         $  590
Class D                           $29         $1,052


For the six months ended December 31, 2002, MLPF&S received contingent deferred sales charges of $10,308 and $305 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Advisors, LLC ("MLIA"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIA may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIA or in registered money market funds advised by MLIM or its affiliates. For the six months ended December 31, 2002, MLIA received no securities lending agent fees.

In addition, MLPF&S received $712 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2002, the Fund reimbursed MLIM $728 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $27,278,735 and $36,955,263, respectively.

Net realized gains (losses) for the six months ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:



                                       Realized         Unrealized
                                    Gains (Losses)        Losses

Long-term investments             $  (2,602,063)     $  (2,784,549)
Foreign currency transactions            565,216            (2,668)
                                  --------------     --------------
Total                             $  (2,036,847)     $  (2,787,217)
                                  ==============     ==============


As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $3,110,240, of which $5,076,541 related to appreciated securities and $8,186,781 related to depreciated securities. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $64,104,409.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $8,920,690 and $17,086,246 for the six months ended December 31, 2002 and the year ended June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            2,710,955     $   24,983,099
Shares redeemed                      (3,079,688)       (28,628,400)
                                  --------------     --------------
Net decrease                           (368,733)     $  (3,645,301)
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                            3,273,943     $   34,502,181
Shares redeemed                      (3,757,062)       (38,908,044)
                                  --------------     --------------
Net decrease                           (483,119)     $  (4,405,863)
                                  ==============     ==============



Class B Shares for the Six Months                         Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                               69,845     $      618,444
Automatic conversion of shares         (291,081)        (2,471,126)
Shares redeemed                        (461,663)        (4,066,394)
                                  --------------     --------------
Net decrease                           (682,899)     $  (5,919,076)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                              302,142     $    3,022,873
Automatic conversion of shares         (208,032)        (2,002,665)
Shares redeemed                      (1,233,735)       (11,724,002)
                                  --------------     --------------
Net decrease                         (1,139,625)     $ (10,703,794)
                                  ==============     ==============



Class C Shares for the Six Months                         Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                               64,654     $      575,646
Shares redeemed                        (116,496)        (1,025,320)
                                  --------------     --------------
Net decrease                            (51,842)     $    (449,674)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                               83,255     $      845,246
Shares redeemed                        (282,665)        (2,699,204)
                                  --------------     --------------
Net decrease                           (199,410)     $  (1,853,958)
                                  ==============     ==============



Class D Shares for the Six Months                         Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              161,938     $    1,534,373
Automatic conversion of shares           277,751          2,471,126
                                  --------------     --------------
Total issued                             439,689          4,005,499
Shares redeemed                        (318,721)        (2,912,138)
                                  --------------     --------------
Net increase                             120,968     $    1,093,361
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                              226,408     $    2,449,919
Automatic conversion of shares           199,874          2,002,665
                                  --------------     --------------
Total issued                             426,282          4,452,584
Shares redeemed                        (450,028)        (4,575,215)
                                  --------------     --------------
Net decrease                            (23,746)     $    (122,631)
                                  ==============     ==============




Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2002


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


5. Commitments:
At December 31, 2002, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $13,000.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended December 31, 2002.


7. Capital Loss Carryforward:
On June 30, 2002, the Fund had a net capital loss carryforward of $237,740,860, of which $4,575 expires in 2003, $593,825 expires in
2005, $219,917,296 expires in 2007 and $17,225,164 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


</ITEM 1>